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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 11, 2005

       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2005 providing for the issuance of the IndyMac MBS, INC., IndyMac INDX Mortgage Loan Trust 2005-AR16IP, Mortgage Pass-Through Certificates, Series 2005-
                                   AR16IP).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

       Delaware                      333-119384                 95-4791925
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(State or Other Jurisdiction        (Commission              (I.R.S. Employe
    of Incorporation)                File Number)           Identification No.)


            155 North Lake Avenue
            Pasadena, California                                   91101
         -----------------------------                         ----------------
            (Address of Principal                                (Zip Code)
             Executive Offices)

      Registrant's telephone number, including area code: (800) 669-2300
                                                          --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
       Item 9.01. Financial Statements and Exhibits.
                  ---------------------------------

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits:

       8.1  Tax Opinion of Sidley Austin Brown & Wood LLP

       23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDYMAC MBS, INC.



                                               By: /s/ Victor H. Woodworth
                                                   -------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated: July 11, 2005

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP                         5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1 )  5